UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2017

NorthWestern Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-10499	46-0172280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3010 W. 69th Street Sioux Falls, South Dakota	57108
(Address of principal executive offices)	(Zip Code)

(605) 978-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 6, 2017, NorthWestern Corporation d/b/a NorthWestern Energy (NYSE: NWE) (the “Company”) entered into an Equity Distribution Agreement (the “Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and J.P. Morgan Securities LLC (“J.P. Morgan”), which is attached as Exhibit 1.1 hereto. Under the terms of the Agreement, the Company may offer and sell over a period of time and from time to time shares of its common stock, par value $0.01 per share (the “Shares”), having a gross sales price of up to $100,000,000, through Merrill Lynch or J.P. Morgan as sales agents or principals. Sales of the Shares, if any, may be made by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices and in such other manner as agreed upon by the Company and the sales agents. Each sales agent will receive from the Company a commission of up to 2.0% based on the gross sales price per share for any Shares sold to or through it under the Agreement. The Company has no obligation to sell any Shares and may at any time suspend solicitation and offers under the Agreement or terminate the Agreement.

The Shares will be offered and sold pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-202126) (the “Registration Statement”).

The description of the Agreement is summary in nature and is qualified in its entirety by reference to the full and complete terms of the Agreement. A copy of the Agreement is attached to this report as Exhibit 1.1 and is incorporated by reference as though it were fully set forth herein.

Attached hereto as Exhibit 5.1 is an opinion of counsel regarding the legality of the Shares.

This Current Report on Form 8-K is being filed to file certain documents in connection with the offering as exhibits to the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith. These are exhibits to the Registration Statement on Form S-3, Registration No. 333-202126.

EXHIBIT NO.	DESCRIPTION

1.1	Equity Distribution Agreement, dated as of September 6, 2017, by and between NorthWestern Corporation d/b/a NorthWestern Energy, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and J.P. Morgan Securities LLC.

5.1	Opinion of Timothy P. Olson, Senior Corporate Counsel and Corporate Secretary, NorthWestern Corporation.

23.1	Consent of Timothy P. Olson, Senior Corporate Counsel and Corporate Secretary, NorthWestern Corporation (included as part of Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWESTERN CORPORATION

By:	/s/ Timothy P. Olson
Timothy P. Olson
Corporate Secretary

Date: September 6, 2017

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

1.1	Equity Distribution Agreement, dated as of September 6, 2017, by and between NorthWestern Corporation d/b/a NorthWestern Energy, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and J.P. Morgan Securities LLC.

5.1	Opinion of Timothy P. Olson, Senior Corporate Counsel and Corporate Secretary, NorthWestern Corporation.

23.1	Consent of Timothy P. Olson, Senior Corporate Counsel and Corporate Secretary, NorthWestern Corporation (included as part of Exhibit 5.1 hereto).